UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2019

Ondas Holdings Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-56004	47-2615102
(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

165 Gibraltar Court, Sunnyvale, California, 94089

(Address of principal executive offices) (Zip Code)

(888) 350-9994

Registrant’s telephone number, including area code:

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The disclosures required by Item 1.01 are set forth below under Item 2.03 and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Extensions of Due Dates on Notes Payable and Other Financing Agreements

Loan Agreements

On January 7, April 4 and May 1, 2019, Ondas Holdings Inc. (“Ondas Holdings” or the “Company”) filed Current Reports on Form 8-K (the “Prior 8Ks”) with the Securities and Exchange Commission (the “SEC”), to report the extension of maturity dates on certain notes payable and other financing agreements of the Company or its subsidiaries. Unless otherwise defined herein, capitalized terms have the same meaning as those used in the Prior 8Ks.

On June 24, 2019, Ondas Networks Inc. (“Ondas Networks”), the wholly owned subsidiary of Ondas Holdings, entered into an Amendment to further amend the October 2007 Loan in the original principal amount of $550,000, to transfer all accrued and unpaid interest through June 30, 2019 to principal, and to extend the maturity date to July 31, 2019. At June 30, 2019 and December 31, 2018, the outstanding balance of the October 2007 Loan was $596,030 and $567,310, respectively. The form of the Amendment is filed herewith as Exhibit 10.0.

On June 24, 2019, Ondas Networks entered into an Amendment to further amend the December 2013 Note and November 2014 Loan in the original principal amounts of $250,000 and $210,000, respectively, to transfer all accrued and unpaid interest through June 30, 2019 to principal, and to extend the maturity date to July 31, 2019. At June 30, 2019 and December 31, 2018, the outstanding balance of the December 2013 Note was $304,479 and $285,679, respectively. At June 30, 2019 and December 31, 2018, the outstanding balance of the November 2014 Loan was $267,952 and $259,170, respectively. The form of the Amendment is filed herewith as Exhibit 10.0.

On June 24, 2019, Ondas Networks entered into an Amendment to further amend the April 2015 Note in the original principal amount of $50,000, to transfer all accrued and unpaid interest through June 30, 2019 to principal, and to extend the maturity date to July 31, 2019. At June 30, 2019 and December 31, 2018, the outstanding balance of the April 2015 Note was $69,878 and $66,511, respectively. The form of the Amendment is filed herewith as Exhibit 10.0.

Financing Agreements

On June 24, 2019, Ondas Networks entered into an Amendment to further amend the November and December 2016 Notes in the original principal amounts of $250,000 and $100,000, respectively, to transfer all accrued and unpaid interest through June 30, 2019 to principal, and to extend the maturity date to July 31, 2019. At June 30, 2019 and December 31, 2018, the outstanding balance of the November 2016 Note was $312,036 and $297,000, respectively. At June 30, 2019 and December 31, 2018, the outstanding balance of the December 2016 Note was $110,936 and $105,591, respectively. The form of Amendment is filed herewith as Exhibit 10.0.

On June 24, 2019, Ondas Networks entered into a Loan Extension Agreement to further amend the February 2014 Financing Agreement in the original principal amount of $660,000, to transfer all accrued and unpaid interest through June 30, 2019 to principal, and to extend the maturity date to the earlier of (i) the closing of an underwritten offering of shares of the Company’s common stock pursuant to a registration statement on Form S-1, as amended, or (ii) July 31, 2019. At June 30, 2019 and December 31, 2019, the outstanding balance of the February 2014 Financing Agreement was $1,006,420 and $957,925, respectively. The form of Loan Extension Agreement is filed herewith as Exhibit 10.1.

Private Placement Notes

On June 24, 2019, Ondas Networks entered into Amendments to further amend the December 2015 Private Placement Notes in the original aggregated principal amount of $325,000, and the Private Placement Notes from between February and July 2016 in the original aggregated principal amount of $925,000, to transfer all accrued and unpaid interest through June 30, 2019 to principal, and to extend the maturity dates to July 31, 2019. At June 30, 2019 and December 31, 2018, the outstanding balances of the Private Placement Notes were $1,404,194 and $1,343,682, respectively. The form of Amendment is filed herewith as Exhibit 10.0.

The notes payable and other financing agreements described in this report are not transactions with related persons requiring disclosure under Item 404 of Regulation S-K.

Advance of $750,000 under Loan and Security Agreement with Energy Capital, LLC

On June 27, 2019, Ondas Holdings Inc. (the “Company”) drew down an advance of $750,000 available (the “Eleventh Advance”) under the Loan and Security Agreement with Energy Capital, LLC (“Energy Capital”) entered into on October 1, 2018 (the “Loan Agreement”) by the Company and Energy Capital (the “Loan”). The Eleventh Advance proceeds will be utilized primarily for inventory and operating capital.

The principal amount outstanding under the Loan bears interest at a per annum rate equal to the greater of (a) 11.25% or (b) 11.25% plus the Prime Rate (as published by the Wall Street Journal (National Edition)), less 3.25%. All amounts outstanding under the Loan are secured by a lien on the Company’s assets, subject to terms of outstanding debt obligations, and become due and payable on September 30, 2020.

The Loan Agreement contains customary events of default and affirmative and negative covenants for transactions of this nature.  Upon an event of default, Energy Capital has the right to require the Company to prepay the outstanding principal amount of the Loan plus all accrued and unpaid interest.

The Loan was completed through a private placement and is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended. In claiming the exemption under Section 4(2), the Company relied in part on the following facts: (1) the offer and sale involved one purchaser (Energy Capital); (2) the purchaser had access to information regarding the Company; (3) the purchaser represented that it (a) had the requisite knowledge and experience in financial and business matters to evaluate the merits and risk of an investment in the Company; (b) was able to bear the economic risk of an investment in the Company; (c) will acquire the Loan for its own account in a transaction not involving any general solicitation or general advertising, and not with a view to the distribution thereof; and (4) a restrictive legend was placed on the instrument evidencing the Loan.

A copy of the Loan is filed herewith as Exhibit 10.3 and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information required by this Item 3.02 is incorporated by reference to Item 2.03 of this Report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.0	Form of Amendment*

10.1	Form of Loan Extension Agreement*

10.2

Loan and Security Agreement, by and between the Company and Energy Capital, LLC, dated as of October 1, 2018 filed as Exhibit 10.9 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 4, 2018 (File No. 333-205271).

10.3	Secured Promissory Note issued to Energy Capital, LLC by Ondas Holdings Inc. dated June 27, 2019.*

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2019	ONDAS HOLDINGS INC.

	By:	/s/ Eric Brock
Eric Brock
Chief Executive Officer

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